SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Norfolk Southern Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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April 17, 2014

Dear Fellow Stockholder:

We have previously sent to you proxy material for the Norfolk Southern Corporation Annual Meeting of Stockholders, to be held on May 8, 2014. Your Board of Directors unanimously recommends that stockholders vote FOR Proposals 1, 2 and 3, and AGAINST Proposal 4.

Your vote is important, no matter how many or how few shares you may own. If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card in the envelope provided.

Very truly yours,

DENISE W. HUTSON

Corporate Secretary

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed proxy card.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-888-750-5834.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 08, 2014

NORFOLK SOUTHERN CORPORATION

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 27, 2014
Date: May 08, 2014 **Time:** 8:30 AM EDT
Location: Williamsburg Lodge
Conference Center
310 South England Street
Williamsburg, VA 23185

BARCODE

You are receiving this communication because you hold shares in the above named company.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000202509_1 R1.0.0.51160

- Before You Vote—How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 24, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions. Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Internal Use Only 0000202509_2 R1.0.0.51160

Voting items The Board of Directors recommends you vote FOR the following proposal(s): 1. Election of Directors For Against Abstain Nominees 1A Thomas D. Bell, Jr. 0 0 0 1B Erskine B. Bowles 0 0 0 1C Robert A. Bradway 0 0 0 1D Wesley G. Bush 0 0 0 1E Daniel A. Carp 0 0 0 1F Karen N. Horn 0 0 0 1G Steven F. Leer 0 0 0 1H Michael D. Lockhart 0 0 0 1I Amy E. Miles 0 0 0 1J Charles W. Moorman 0 0 0 1K Martin H. Nesbitt 0 0 0 1L James A. Squires 0 0 0 1M John R. Thompson 0 0 0 The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain 2 The ratification of the appointment of 0 0 0 KPMG LLP, independent registered public accounting firm, as Norfolk Southern’s independent auditors for the year ending December 31, 2014. 3 Approval of executive compensation as 0 0 0 disclosed in the proxy statement for the 2014 Annual Meeting of Stockholders. The Board of Directors recommends you vote AGAINST the following proposal(s): For Against Abstain 4 Stockholder proposal concerning an 0 0 0 independent chairman of the board of directors. ® 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # B A R C O D E 0000202509_3 R1.0.0.51160

Voting items Continued NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Non-Voting items PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Signature 1—(Please sign on line) Signature 2—(Joint Owners) Date—(Please print date) 0000202509_4 R1.0.0.51160 Internal Use Only